(logo)

SCUDDER
(logo)

FUND, INC.

Annual Report
December 31, 1998

A closed-end  investment company
seeking long-term capital appreciation
through investment primarily in the
equity securities of Asian companies.

(logo) Scudder New Asia Fund, Inc.
================================================================================

Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Asian companies and industries

o a vehicle for international diversification through participation in Asian stock markets



(logo) General Information
================================================================================

Executive offices

   Scudder New Asia Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

   For account information: 1-800-426-5523
   EquiServe
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Dechert Price & Rhoads

Independent Accountants

   PricewaterhouseCoopers LLP


New York Stock Exchange Symbol -- SAF


(logo)            Contents
================================================================================

In Brief                                              3
Letter to Stockholders                                3
Other Information                                     6
Investment Summary                                    7
Portfolio Summary                                     8
Investment Portfolio                                  9
Financial Statements                                 14
Financial Highlights                                 17
Notes to Financial Statements                        18
Report of Independent Accountants                    23
Tax Information                                      24
Dividend Reinvestment and Cash
   Purchase Plan                                     25
Stockholder Meeting Results                          27
Directors and Officers                               28


--------------------------------------------------------------------------------
This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

(logo) Scudder New Asia Fund, Inc.
In Brief
================================================================================

o Asian markets posted weak performance for much of the year, but rallied strongly in the fourth quarter when substantial liquidity flows drove asset prices higher.

o Pacific Basin economies are beginning to show signs of recovery, and company managements are beginning to implement significant restructuring initiatives.

o The Fund maintained its strategy of investing in companies we believed to have superior managements, dominant market positions, clear competitive advantages, high or improving returns on equity, strong balance sheets, and catalysts for positive change.

o During the reporting period, the Fund increased its stake in Hong Kong and Singapore and added to its position in Taiwanese technology companies.


(logo) Letter to Stockholders
================================================================================

Dear Stockholders:

   Asian stock markets endured an extremely volatile year in 1998. In the first quarter, the markets rebounded sharply off of their lows, only to fall back once investors realized that the recovery process would be slow and difficult. Pacific Basin equities remained under pressure during the global market correction of the third quarter, but soared when liquidity flooded into the region following a well coordinated series of interest cuts by major central banks in September and October. The largest, most recognizable stocks in the Pacific region generally posted the strongest gains in this period, consistent with the trend that played out across the majority of global stock markets. Asian markets, as measured by the Fund's unmanaged composite benchmark (75% MSCI All Country Asia Free Index and 25% MSCI Japan Index), finished the twelve-month period with a U.S. dollar total return of -3.55%. As of December 31, 1998, the twelve-month return on Scudder New Asia Fund's net asset value (NAV) was 3.81%. However, the NYSE market price return was -3.87%, which led to the Fund trading at a discount of 20.47% on December 31.

Investment Environment

   We believe that certain characteristics of the recent rally indicate that a sustainable recovery in the Pacific Basin economies and equity markets may be underway. The most important factor, in our view, is the growing willingness of Asian corporations to undertake aggressive restructuring on a level similar to that of the U.S. and Europe over the past decade. It is likely that the trend will gain momentum as capital remains scarce, early success fosters additional restructuring, and laggards are compelled to catch up or shut down. In our view, this process should result in a secular change in the earnings power and valuations of myriad companies over time.

   The rising level of industry consolidation, a crucial aspect of the restructuring theme, is the first step toward ameliorating production overcapacity in the region. The new, combined companies are shutting down capacity permanently, and the smaller number of players has resulted in more rational pricing. Since consolidation is rapidly restoring supply and demand equilibrium in the most capacity-laden industries in Asia, we believe that the cash returns on equity to stockholders will eventually recover.

   Significantly, the government joined the private sector in making significant progress during 1998. Politicians who are determined to eschew the Japanese business model and return to a more growth-oriented path have pushed Asian corporations to begin the process of reform. Korea is leading the charge on

(logo) Scudder New Asia Fund, Inc.
Letter to Stockholders
================================================================================

changes in accounting rules, reporting requirements, and corporate governance regulations to foster improved transparency and accountability. Indonesia is making progress on banking sector reform, while Singapore has also created a more investor-friendly environment in recent months. The region's politicians have long been accomplices in the inefficient business practices of the industrial conglomerates, but the evidence is growing that the currency crisis has prompted them to finally embrace change.

The Economic Backdrop

   From a top-down, macroeconomic perspective, numerous developments helped to boost the Asian markets in the latter part of the year. First, the strength of the yen has taken significant pressure off of exporters in other parts of the region, and may help to accelerate the process of capacity reduction in Japan. Second, most currencies rose as interest rates continued to fall, creating a condition that we have long believed would mark the first step toward recovery in Asia. By the end of the year, rates in Hong Kong, Malaysia, Singapore, and Thailand were approaching pre-crisis levels. Third, foreign direct investment increased strongly throughout the year, demonstrating that the progress towards restructuring and institutional reform has not been lost on multinational corporations. And fourth, evidence continues to build that consumption is bottoming. In Indonesia, Korea, the Philippines, and Thailand, for example, car sales appear to be increasing, while in Japan, the sales of new homes and consumer durables have begun to rebound. Taken together, all of these trends suggest that the worst may be over for the Asian economies.

Investment Strategy

   The Fund's strategy is characterized by a careful stock selection process that focuses on fast-growing, fundamentally attractive companies. We look for superior managements, dominant market positions, clear competitive advantages, high or improving returns on equity, strong balance sheets, and catalysts for positive change. In our view, taking long-term positions in companies with these traits will provide investors with relative predictability, value, and profit potential as Asia moves toward recovery. During 1998, we augmented this bottom-up strategy by emphasizing stocks in countries that have formulated proactive policy responses for dealing with the effects of the crisis.

   Although Hong Kong and Singapore were underweighted for much of the year, the Fund's exposure to the dominant companies in these countries was increased during the fourth quarter. We also added select restructuring plays in Korea and Thailand, and increased our already-hefty holdings in Taiwanese technology companies in the wake of their recent poor performance. In our view, investment returns in this sector will eventually begin to match those of tech stocks in the United States and Europe. Looking ahead, we believe that the excess liquidity that has buoyed the equity markets in the near term will also begin to have a positive effect on the region's economies. In anticipation of this development, we have recently begun to increase our exposure to deep cyclical companies, a sector where we have been underweighted for much of the year. To facilitate these additions to the portfolio, we reduced our positions in selected telecommunications and utilities stocks.

   We strive to invest in companies that we believe are demonstrating a commitment to the new ways of doing business, such as Siam Cement. A leading conglomerate with an empire spanning numerous heavy industries, Siam Cement has made significant strides in the last eighteen months. In early 1997, the company was seeking to gain market share at the expense of profits by adding capacity that later proved unnecessary. If a competitor was building a new facility, Siam Cement would do the same as long as sufficient capital was available. By year-end 1998, however, the company shifted its strategy to focus on capacity rationalization by concentrating on businesses in which the company has a clear competitive advantage, eliminating non-core holdings via sale or closure, cutting costs, and slashing debt. Confident that these positive steps will

(logo) Scudder New Asia Fund, Inc.
Letter to Stockholders
================================================================================

better position the company to maximize its profit potential, we have added to our holdings.

Year 2000 Readiness

   Like other registered investment companies and financial business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Fund's Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue (Y2K). Failure to successfully address the Y2K Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. Scudder Kemper Investments has commenced a review of the Y2K Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Y2K Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Y2K Issue will not have any adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally. The foregoing is a Year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.

Outlook

   Looking ahead, we believe that the economies and equity markets of the Pacific Basin will continue to recover, although it is probable that hiccups will occur along the way. Even after the fourth quarter rally, valuations remain attractive in light of the potential for a cyclical upturn. The most significant risk to performance in the year ahead is backtracking by government and corporate officials on announced reform and restructuring programs. Secondary risks include an extended bout of yen weakness, rising U.S. interest rates, a significant slowdown in global economic growth, and additional turbulence in other emerging markets. We believe that the closed-end structure of the Fund has served us well during this highly volatile period and will continue to serve us well in the period to come.

   We remain confident that superior stock selection and original, forward looking fundamental research will be the keys to strong long-term performance. It will be difficult to predict the magnitude of the earnings gains that economic recovery and corporate restructuring will yield in the next two years, but it is likely that the reforms will present an outstanding opportunity to identify individual stocks that will outperform.

Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce

Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board
                               and Director

(logo) Scudder New Asia Fund, Inc.
Other Information
================================================================================

Investment Manager

   The investment manager of Scudder New Asia Fund, Inc. is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Europe Fund, Inc.

A Team Approach to Investing

   Scudder New Asia Fund, Inc. is managed by a team of Scudder Kemper investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

     Lead Portfolio Manager Theresa Gusman assumed responsibility for the Fund's day-to-day management and investment strategies in 1998. Ms. Gusman joined the Manager in 1995, the team in 1996, and has 15 years of experience in the investment industry. Portfolio Manager Elizabeth J. Allan joined the Manager and the Fund in 1987. Ms. Allan has 16 years of Pacific Basin research and investment management experience. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1987 and helps set the Fund's general investment strategies. Mr. Bratt has over 22 years of experience in worldwide investing, including 21 years of experience as a portfolio manager, and has been with the Manager since 1976.

Dividend Reinvestment Plan

     The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, (800) 426-5523.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas stockholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder Kemper Investments, Inc. banner.

Scudder New Asia Fund, Inc.
Investment Summary as of December 31, 1998
================================================================================
Historical
Information                       Total Return (%)
Life of Fund       ----------------------------------------------
                      Market Value          Net Asset Value(a)
                   -------------------     ----------------------
                               Average                  Average
                   Cumulative   Annual     Cumulative    Annual
                   -------------------     ----------------------
  Quarterly          25.21         --         20.60         --
  One Year           -3.87      -3.87          3.81        3.81
  Three Year        -30.33     -11.35        -16.92       -5.99
  Five Year         -48.16     -12.31        -28.79       -6.57
  Ten Year          119.57       8.18        103.52        7.36

-----------------------------------------------------------------
Per Share Information and Returns (a)
Yearly periods ended December 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                       1989    1990     1991    1992    1993    1994    1995    1996    1997    1998
                     --------------------------------------------------------------------------------
Net Asset Value...   $16.36   $13.44   $14.94  $14.73  $25.06  $17.44  $15.29  $15.26  $11.28  $11.71
Income Dividends..   $   --   $  .08   $  .08  $  .08  $  .32  $  .23  $   --  $  .02  $  .18  $   --
Capital Gains
Distributions.....   $ 1.38   $ 2.11   $  .11  $  .43  $  .08  $ 4.20  $ 1.67  $  .33  $  .39  $   --
Total Return (%)..    47.84    -2.77    12.54    1.94   73.32  -11.67   -2.96    2.46  -21.89    3.81


(a) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

Past results are not necessarily indicative of future performance of the Fund.

Scudder New Asia Fund, Inc.
Portfolio Summary as of December 31, 1998
================================================================================
Diversification

Common Stocks           93%
Convertible Bonds        3%
Cash Equivalents         3%
Limited Partnership      1%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Geographical breakdown of the Fund's equity securities
--------------------------------------------------------
Hong Kong                   24%
Taiwan                      20%
Japan                       13%
Korea                        9%
China                        9%
India                        8%
Indonesia                    8%
Singapore                    4%
Thailand                     2%
Other                        3%
                           ----
                           100%
                           ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sector breakdown of the Fund's equity securities
--------------------------------------------------------
Technology                  29%
Manufacturing               17%
Financial                   15%
Consumer Staples             9%
Consumer Discretionary       6%
Communication                5%
Service Industries           4%
Durables                     3%
Transportation               3%
Other                        9%
                           ----
                           100%
                           ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
---------------------------------------------------------------------------
Ten Largest Equity Holdings (27% of Portfolio)

 1.  Li & Fung, Ltd. Investment holding
     company, engaged in export trading
 2.  Hutchison Whampoa, Ltd. Contained
     terminal and real estate company
 3.  Cheung Kong Holdings, Ltd. Real estate
     company
 4.  Nintendo Co., Ltd. Game equipment
     manufacturer
 5. Infosys Technologies, Ltd. Financial and industrial software developer
 6.  Samsung Electronics Co., Ltd. Major
     electronics manufacturer
 7.  Hon Hai Precision Industry Co., Ltd.
     Manufacturer of electronic
     connectors, cable assemblies and
     memory chips
 8.  ASE Test, Ltd. Testing services to
     semiconductor manufacturers
 9.  New World Development Co., Ltd.
     Property investment and
     development, construction and
     engineering, hotels and restaurants,
     telecommunications
10.  Natsteel Electronics, Ltd.
     Manufacturer of computer peripheral,
     telecommunication and network
     products

Scudder New Asia Fund, Inc.
Investment Portfolio as of December 31, 1998
================================================================================

                                                                                             Principal         Market
                                                                                            Amount ($)        Value ($)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.8%

United States
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5.0%
  to be repurchased at $2,916,619 on 1/4/1999, collateralized by
  a $2,893,000 U.S. Treasury Note, 3.625%, 1/15/2008 (Cost $2,915,000) .................      2,915,000      2,915,000
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 2.7%

Indonesia -- 1.9%
APP Global Finance, Ltd., 2.0%, 7/25/2000 (Producer of pulp and paper) .................      1,898,000      1,347,580
Asia Pulp & Paper Co., Ltd., Zero Coupon, 11/18/2012 (Producer of pulp
  and paper) ...........................................................................      4,213,000        595,086
                                                                                                          ------------
                                                                                                             1,942,666
                                                                                                          ------------
Philippines -- 0.8%
Philipino Telephone Corp., 1.75%, 7/17/2006 (Mobile telephone services) ................      1,602,000        865,080
                                                                                                          ------------
Total Convertible Bonds (Cost $3,851,790) ..............................................                     2,807,746
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
                                                                                                Units
                                                                                             ----------
LIMITED PARTNERSHIP -- 0.7%

Japan
JAFCO #6 Investment Enterprise Partnership (Venture capital company)
  (Cost $773,606) (b) ..................................................................              1        710,603
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
                                                                                               Shares
                                                                                             ----------
COMMON STOCKS -- 93.8%

China -- 8.1%
Beijing Datang Power Generation Co., Ltd., "H" (Owner and operator of coal-fired
  electric power plants) ...............................................................      4,940,000      1,482,459
China Resources Beijing Land (Real estate holding company) .............................      3,079,000        774,956
China Telecommunications, Ltd., "H"* (Telecommunication services) ......................        711,000      1,229,723
Guangdong Kelon Electric Holdings, Ltd. (Refrigerator manufacturer) ....................      1,655,000      1,473,940
Harbin Power Equipment Co., Ltd., "H" (Manufacturer of electric power generation
  equipment) ...........................................................................     17,117,000      1,259,318
Jiangsu Expressway Co., Ltd., "H" (Builder and manager of the Shanghai-Nanjing
  expressway) ..........................................................................      2,411,000        529,028

    The accompanying notes are an integral part of the financial statements.

Scudder New Asia Fund, Inc.
Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
-----------------------------------------------------------------------------------------------------------------------
Shenzhen Expressway Co. "H" (Highway developer) ........................................      2,228,000        517,631
Shenzhen Fangda Co., Ltd. "B" (Manufacturer of metal curtains and walls for shop
  fronts) ..............................................................................      1,307,664        638,000
Zhejiang Expressway Co., Ltd. "H" (Road construction and management) ...................      2,157,000        437,102
                                                                                                          ------------
                                                                                                             8,342,157
                                                                                                          ------------
Hong Kong -- 22.9%
Cheung Kong Holdings, Ltd. (Real estate company) .......................................        408,000      2,935,877
Citic Pacific, Ltd. (Diversified holding company) ......................................        615,000      1,325,636
Dah Sing Financial Group (General banking and property investment holding
  company) .............................................................................        446,000      1,082,245
First Tractor Co. (Manufacturer of agricultural tractors) ..............................      5,091,000      1,163,079
Hengan International Group Co., Ltd. (Manufacturer and seller of personal hygiene
  products) ............................................................................      2,684,000        978,664
Hutchison Whampoa, Ltd. (Container terminal and real estate company) ...................        424,000      2,996,283
Li & Fung, Ltd. (Investment holding company, engaged in export trading) ................      1,484,000      3,074,268
Moulin International Holding, Ltd.* (Manufacturer of optical products) .................     12,742,760      1,546,052
National Mutual Asia, Ltd. (Insurance company) .........................................        876,000        650,137
New World Development Co., Ltd. (Property investment and development,
  construction and engineering, hotels and restaurants, telecommunications) ............      1,006,976      2,534,466
New World Infrastructure, Ltd.* (Investment and operation of infrastructure projects) ..      1,043,400      1,535,283
SmarTone Telecommunications, Ltd. (Cellular communication services) ....................        331,000        918,543
VTech Holdings, Ltd. (Manufacturer of consumer electronic products) ....................        456,000      1,989,364
Wing Hang Bank, Ltd. (Corporate and retail banking, foreign exchange) ..................        418,000      1,041,277
                                                                                                          ------------
                                                                                                            23,771,174
                                                                                                          ------------
India -- 8.0%
Aptech, Ltd.* (Provider of information technology training) (b) ........................         89,100      1,205,798
Aptech, Ltd. (New) (b) .................................................................         26,200        354,104
Digital Equipment (India), Ltd. (Manufacturer of computers and software) (b) ...........        321,500      1,139,292
Hero Honda Motors, Ltd. (Manufacturer of motorized two wheelers) (b) ...................         95,616      1,224,186
ICICI Banking Corp. (Bank) (b) .........................................................        264,100        135,870
Indo Rama Synthetics, Ltd.* (Producer of polyester yarn, fiber and fabric) (b) .........        570,800         94,081
Infosys Technologies, Ltd. (Financial and industrial software developer) (b) ...........         40,200      2,800,370
Mahindra & Mahindra, Ltd. (Manufacturer of automobiles, farm equipment and
  automotive components) (b) ...........................................................             50            194
NIIT, Ltd. (Designer and distributor of computer software) (b) .........................         34,000      1,299,918
                                                                                                          ------------
                                                                                                             8,253,813
                                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

Scudder New Asia Fund, Inc.
Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
-----------------------------------------------------------------------------------------------------------------------
Indonesia -- 7.2%
Asia Pulp & Paper Co., Ltd.* (ADR) (Producer of pulp and paper) ........................        215,989      1,768,410
Indah Kiat Pulp & Paper* (Foreign registered) (Producer of pulp and paper) .............      7,604,000      2,067,338
Indonesia Satellite Corp. (ADR) (International telecommunication services) .............        108,900      1,327,219
PT Astra International, Inc.* (Distributor of automobiles and related parts) ...........      7,439,000        929,875
PT Indorama Synthetics* (Producer of polyester yarn, fiber and fabric) .................      7,989,000      1,423,041
                                                                                                          ------------
                                                                                                             7,515,883
                                                                                                          ------------

Japan -- 11.7%
Megachips Corp.* (Manufacturer and marketer of integrated circuits) ....................         31,000      1,194,103
Murata Manufacturing Co., Ltd. (Leading maker of ceramic capacitors and filters) .......         28,000      1,162,844
NTT Mobile Communication Network, Inc.* (Provider of various telecommunication
  services and equipment) ..............................................................             26      1,070,575
Nintendo Co., Ltd. (Game equipment manufacturer) .......................................         29,400      2,850,704
Ryohin Keikaku Co., Ltd. (Wholesaler and retailer of clothing, household goods and
  foodstuffs) ..........................................................................          9,200      1,226,069
Sony Corp. (Consumer electronic products manufacturer) .................................         17,800      1,297,211
TDK Corp. (Manufacturer of magnetic tapes and floppy discs) ............................         25,000      2,286,815
Uni-Charm Co., Ltd. (Leading manufacturer of consumer paper products) ..................         22,000      1,032,498
                                                                                                          ------------
                                                                                                            12,120,819
                                                                                                          ------------

Korea -- 8.5%
Medison Co., Ltd. (Producer of medical equipment) ......................................         89,690      1,043,774
Nhong Shim Co., Ltd. (Manufacturer of instant noodles and snacks) ......................         21,910      1,260,326
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (c) .............................         23,000      1,455,137
Samsung Electronics Co., Ltd. (Major electronics manufacturer) .........................         40,220      2,698,050
Samsung Securities (Securities company) ................................................         45,570      1,250,050
Sindo Ricoh Co., Ltd. (Manufacturer of office equipment) ...............................         29,890      1,070,872
                                                                                                          ------------
                                                                                                             8,778,209
                                                                                                          ------------

Malaysia -- 1.3%
Kuala Lumpur Kepong Berhad (Producer of palm products, natural rubber and
  cocoa) (b) ...........................................................................        572,000        782,737
United Plantations Berhad (Cultivation and processing of oil palm, copra and
  cocoa) (b) ...........................................................................        718,000        598,585
                                                                                                          ------------
                                                                                                             1,381,322
                                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

Scudder New Asia Fund, Inc.
Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
-----------------------------------------------------------------------------------------------------------------------
Philippines -- 1.2%
Bank of the Philippine Islands (Commercial bank) .......................................         44,460         94,292
International Container Terminal Services, Inc.* (Containerized cargo handling firm) ...     13,933,437      1,164,105
                                                                                                          ------------
                                                                                                             1,258,397
                                                                                                          ------------
Singapore -- 3.9%
Natsteel Electronics, Ltd. (Manufacturer of computer peripheral, telecommunication
  and network products) ................................................................        976,000      2,484,364
Overseas Union Bank, Ltd. (Foreign registered) (Provider of banking and financial
  services) ............................................................................        362,000      1,579,636
                                                                                                          ------------
                                                                                                             4,064,000
                                                                                                          ------------
Taiwan -- 18.4%
ASE Test, Ltd.* (Testing services to semiconductor manufacturers) ......................         79,000      2,557,625
Acer Peripherals, Inc. (Developer and distributor of computer peripherals) .............      1,350,055      1,826,890
Asustek Computer Inc.* (Manufacturer of computer mainboards, audio/video cards
  and network cards) ...................................................................        243,577      2,275,502
China Development Corp., Ltd. (Leading venture capital firm and investment bank) .......        501,000        917,412
Compal Electronics Inc.* (Manufacturer and marketer of notebook computers and
  color monitors) ......................................................................        296,592        966,547
Compeq Manufacturing Co., Ltd.* (Manufacturer of multi-layer double-sided printed
  circuit boards) ......................................................................        157,000      1,028,150
Delta Electronics, Inc. (Manufacturer of power supply equipment) .......................        666,222      2,140,099
Hon Hai Precision Industry Co., Ltd.* (Manufacturer of electronic connectors, cable
  assemblies and memory chips) .........................................................        463,200      2,558,957
Kang Na Hsiung Enterprise* (Manufacturer of sanitary paper products) ...................        763,750        711,127
Kinpo Electronics, Inc.* (Manufacturer of electronic office machines) ..................        646,000        904,240
Lite-On Electronics, Inc. (Manufacturer of electronic components and power supplies) ...        566,200      1,124,668
Siliconware Corp., Ltd.* (Testing and packaging of integrated circuits) ................      1,327,000      1,029,640
Synnex Technology International Corp., Ltd. (GDR)* (Distributor of personal
  computers and peripherals) ...........................................................        243,413      1,080,325
                                                                                                          ------------
                                                                                                            19,121,182
                                                                                                          ------------
Thailand -- 1.7%
BEC World Public Co., Ltd. (Foreign registered) (Holding company involved in
  entertainment and television broadcasting) (b) .......................................        173,300        953,508
Siam Cement Co., Ltd. (Foreign registered) (Construction materials and industrial
  conglomerate) (b) ....................................................................         36,000        816,066
                                                                                                          ------------
                                                                                                             1,769,574
                                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

Scudder New Asia Fund, Inc.
Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
-----------------------------------------------------------------------------------------------------------------------
United States -- 0.9%
Freeport McMoRan Copper & Gold, Inc. "A" (Mining company operating in
  Indonesia) ...........................................................................         93,400        904,814
                                                                                                          ------------
Total Common Stocks (Cost $85,494,400) .................................................                    97,281,344
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $93,034,796) (a) ............................                   103,714,693
                                                                                                          ============

*     Non-income producing security.

(a) The cost for federal income tax purposes was $93,914,632. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $9,800,061. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $19,086,177 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $9,286,116.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $12,115,315 (11.75% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1998 aggregated $11,138,055. These securities may also have certain restrictions as to resale.

(c) Security that has met the foreign-ownership limitation valued at a premium in good faith by the Valuation Committee of the Board of Directors. The cost of the security at December 31, 1998 was $888,906. The aggregate premium ($221,970) over the local share price ($1,233,167) for the security valued by the Valuation Committee was approximately 0.22% of the Portfolio's net assets at December 31, 1998.

      Currency Abbreviations
      --------------------------------------------------------------------------
      JPY      Japanese Yen
      KRW      Korean Won
      TWD      Taiwanese Dollar
      USD      United States Dollar

Transactions in written options during the year ended December 31, 1998 were:

                                                Options on Currencies
                                    --------------------------------------------
                                          Japanese Yen             Premiums
                                             (000's)             Received ($)
                                    --------------------------------------------
      Outstanding at
          December 31, 1997 ........               --                     --
          Written ..................        1,359,050                288,119
          Closed ...................         (607,944)              (128,884)
          Expired ..................         (751,106)              (159,235)
                                    --------------------------------------------
      Outstanding at
          December 31, 1998 ........               --                     --
                                            =========               ========

    The accompanying notes are an integral part of the financial statements.

Scudder New Asia Fund, Inc.
Financial Statements
================================================================================

---------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1998
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $93,034,796) ....................................       $    103,714,693
Cash ....................................................................................                    726
Foreign currency, at value (cost $186,094) ..............................................                186,352
Receivable for investments sold .........................................................                483,876
Dividends and interest receivable .......................................................                 74,773
Foreign taxes recoverable ...............................................................                  1,348
Unrealized appreciation on forward currency exchange contracts ..........................                237,094
Other assets ............................................................................                  2,227
                                                                                                ----------------
Total assets ............................................................................            104,701,089

LIABILITIES
Payable for investments purchased .......................................................                841,628
Unrealized depreciation on forward currency exchange contracts ..........................                604,769
Accrued management fee ..................................................................                105,049
Other payables and accrued expenses .....................................................                 55,642
                                                                                                ----------------
Total liabilities .......................................................................              1,607,088
                                                                                                ----------------
Net assets, at market value .............................................................       $    103,094,001
                                                                                                ================

NET ASSETS
Net assets consist of:
Undistributed net investment income .....................................................                311,835
Net unrealized appreciation (depreciation) on:
Investments .............................................................................             10,679,897
Foreign currency related transactions ...................................................               (368,898)
Accumulated net realized gain (loss) ....................................................            (26,405,037)
Paid-in capital .........................................................................            118,876,204
                                                                                                ----------------
Net assets, at market value .............................................................       $    103,094,001
                                                                                                ================
Net asset value per share ($103,094,001 / 8,804,757 shares of common stock
   issued and outstanding, 50,000,000 shares authorized, $.01 par value) ................                 $11.71
                                                                                                          ======

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder New Asia Fund, Inc.
Financial Statements
================================================================================

---------------------------------------------------------------------------------------------------------------------
Statement of Operations
Year Ended December 31, 1998
---------------------------------------------------------------------------------------------------------------------
Investment Income
Income:
Dividends (net of taxes withheld of $144,041) ...........................................       $      1,361,158
Interest ................................................................................                833,513
                                                                                                ----------------
                                                                                                       2,194,671
Expenses:
Management fee ..........................................................................              1,195,604
Custodian and accounting fees ...........................................................                386,154
Directors' fees and expenses ............................................................                 71,178
Reports to shareholders .................................................................                 60,581
Auditing ................................................................................                 83,385
Services to shareholders ................................................................                 44,022
Legal ...................................................................................                 12,937
Other ...................................................................................                 37,656
                                                                                                ----------------
                                                                                                       1,891,517
                                                                                                ----------------
Net investment income ...................................................................                303,154
                                                                                                ----------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments (net of India tax $313,840) .................................................            (17,962,087)
Written options .........................................................................                241,307
Foreign currency related transactions ...................................................               (357,348)
                                                                                                ----------------
                                                                                                     (18,078,128)
                                                                                                ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments (net of India tax $492,124) .................................................             22,416,006
Foreign currency related transactions ...................................................               (792,536)
                                                                                                      21,623,470
                                                                                                ----------------
Net gain (loss) on investment transactions ..............................................              3,545,342
                                                                                                ----------------
Net increase (decrease) in net assets resulting from operations .........................       $      3,848,496
                                                                                                ================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder New Asia Fund, Inc.
Financial Statements
================================================================================

---------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------------------
                                                                                 Years Ended December 31,

Increase (Decrease) in Net Assets                                               1998                 1997
---------------------------------------------------------------------------------------------------------------------
Operations:
Net investment gain (loss) .............................................   $        303,154     $       (406,156)
Net realized gain (loss) from investment transactions ..................        (18,078,128)          (2,308,757)
Net unrealized appreciation (depreciation) on investment
   transactions during the period ......................................         21,623,470          (27,141,791)
                                                                           ----------------     ----------------
Net increase (decrease) in net assets resulting from operations ........          3,848,496          (29,856,704)
                                                                           ----------------     ----------------
Distributions to shareholders:
In excess of net investment income .....................................                 --           (1,577,342)
                                                                           ----------------     ----------------
In excess of net realized gain from investment transactions ............                 --           (3,417,049)
                                                                           ----------------     ----------------
Reinvestment of distributions ..........................................            379,337              353,577
                                                                           ----------------     ----------------
Increase (decrease) in net assets ......................................          4,227,833          (34,497,518)
Net assets at beginning of period ......................................         98,866,168          133,363,686
                                                                           ----------------     ----------------
Net assets at end of period (including undistributed net investment
   income of $311,835 for December 31, 1998) ...........................   $    103,094,001     $     98,866,168
                                                                           ================     ================
Other Information
Increase in Fund Shares
Shares outstanding at beginning of period ..............................          8,764,601            8,737,037
Shares issued to shareholders in reinvestment of distributions .........             40,156               27,564
                                                                           ----------------     ----------------
Shares outstanding at end of period ....................................          8,804,757            8,764,601
                                                                           ================     ================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder New Asia Fund, Inc.
Financial Highlights
================================================================================

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements and market price data.

-------------------------------------------------------------------------------------------------------
                                                                  Years Ended December 31,
                                                          1998     1997     1996     1995     1994
-------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ..................  $11.28   $15.26   $15.29   $17.44   $25.06
                                                         ------   ------   ------   ------   ------
Income from investment operations:
Net investment income (loss) ..........................     .03     (.05)    (.04)    (.01)     .05
Net realized and unrealized gain (loss) on
  investments .........................................     .40    (3.36)     .36     (.47)   (3.21)
                                                         ------   ------   ------   ------   ------
Total from investment operations ......................     .43    (3.41)     .32     (.48)   (3.16)
                                                         ------   ------   ------   ------   ------
Dilution resulting from rights offering ...............      --       --       --       --     (.03)
                                                         ------   ------   ------   ------   ------
Less distributions:
In excess of net investment income ....................      --     (.18)    (.02)      --     (.23)
From net realized gains on investments ................      --       --     (.33)   (1.51)   (4.20)
In excess of net realized gains on investments ........      --     (.39)      --     (.16)      --
                                                         ------   ------   ------   ------   ------
Total distributions ...................................      --     (.57)    (.35)   (1.67)   (4.43)
                                                         ------   ------   ------   ------   ------
Net asset value, end of period ........................  $11.71   $11.28   $15.26   $15.29   $17.44
                                                         ======   ======   ======   ======   ======
Market value, end of period ...........................  $ 9.31   $ 9.69   $12.50   $14.50   $16.16(c)
                                                         ======   ======   ======   ======   ======
Total Return
Per share market value (%) ............................   (3.87)  (18.05)  (11.56)    (.66)  (25.10)
Per share net asset value (%) (b) .....................    3.81   (21.89)    2.46    (2.96)  (11.67)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................     103       99      133      133      147
Ratio of operating expenses to average net
  assets (%) ..........................................    1.94     1.90     1.87     1.74     1.67
Ratio of net investment income (loss) to
  average net assets (%) ..............................     .31     (.31)    (.27)    (.07)     .21
Portfolio turnover rate (%) ...........................    98.8    116.6     88.5     58.1     81.6

(a)   Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

(c) Market value of $20.38 has been reduced to reflect a distribution of $4.22 per share payable on January 17, 1995, relating to a due bill which entitles individuals who purchased shares prior to January 18, 1995, the ex date of the dividend, to be reimbursed by the seller in the amount of the distribution.

--------------------------------------------------------------------------------

Scudder New Asia Fund, Inc.
Notes to Financial Statements
===============================================================================
A. Significant Accounting Policies
----------------------------------

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period the Fund purchased put options and wrote call options on Japanese Yen as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

Scudder New Asia Fund, Inc.
Notes to Financial Statements
===============================================================================
The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset

Scudder New Asia Fund, Inc.
Notes to Financial Statements
===============================================================================
and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required.

At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $24,280,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006, the expiration date, whichever occurs first. In addition, from November 1, 1998 through December 31, 1998, the Fund incurred approximately $1,250,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1999.

Net realized gains of the Fund derived in India are subject to certain non U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in Passive Foreign Investment Companies, foreign denominated investments and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date except in situations where, under New York Stock Exchange rules, the ex-dividend date is deferred until after the payment date.

Scudder New Asia Fund, Inc.
Notes to Financial Statements
===============================================================================
B. Purchases and Sales of Securities
------------------------------------

For the year ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $92,852,052 and $90,645,996, respectively.

C. Related Parties
------------------

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager shall provide certain administrative services in accordance with the Management Agreement. The management fee payable under the agreement is equal to an annual rate of 1.25% of the first $75,000,000 of average weekly net assets of the Fund, 1.15% of the next $125,000,000 and 1.10% of the excess over $200,000,000, payable monthly. For the year ended December 31, 1998, the fee pursuant to this agreement amounted to $1,195,604, which is equivalent to an annual effective rate of 1.23% of the Fund's average weekly net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Manager, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the shareholders of the Fund approved a new investment management agreement with Scudder Kemper that had been previously approved by the Fund's Board of Directors, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $97,494, of which $7,691 is unpaid at December 31, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended December 31, 1998 the amount charged by SSC aggregated $15,000, of which $1,250 is unpaid at December 31, 1998.

The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1998, Directors' fees and expenses aggregated $71,178.

Scudder New Asia Fund, Inc.
Notes to Financial Statements
===============================================================================
D. Commitments
--------------

As of December 31, 1998, the Fund had entered into the following foreign currency exchange contracts resulting in net unrealized depreciation of $367,675.

                                                                                                Net Unrealized
                                                                                                   Appreciation
                                                                               Settlement         (Depreciation)
           Contracts to Deliver                     In Exchange For               Date                (U.S.$)
     ----------------------------------   ---------------------------------   ---------------   -------------------
     TWD                   337,011,823    USD                   10,233,878       2/19/1999             (222,587)
     JPY                   597,964,410    USD                    5,041,858       2/12/1999             (280,286)
     USD                     4,559,000    TWD                  150,132,429       2/19/1999               99,158
     USD                     1,200,134    KRW                1,646,584,000        8/4/1999              137,936
     KRW                 1,646,584,000    USD                    1,236,174        8/4/1999             (101,896)
                                                                                                     -----------
                                                                                                       (367,675)
                                                                                                     ==========

E. Investing in Foreign Markets
-------------------------------

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of securities of comparable U.S. companies.

Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

F. Line of Credit
-----------------

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

Scudder New Asia Fund, Inc.
Report of Independent Accountants
===============================================================================
To the Board of Directors and Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 17, 1999

Scudder New Asia Fund, Inc.
Tax Information
===============================================================================
By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund paid foreign taxes of $451,172 and earned $451,172 of foreign source income during the year ended December 31, 1998. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.06 per share as foreign taxes paid and $.06 per share as income earned from foreign sources for the year ended December 31, 1998. The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 1998:


                         1998 Foreign Tax Credit Tables
                         ------------------------------

         Country              Foreign Income         Foreign Taxes
         -----------          --------------         -------------
         China                       --%                   --%
         Hong Kong                   --%                   --
         Indonesia                 0.20                  0.20
         India                    68.20                 68.20
         Japan                     2.35                  2.35
         Korea                     1.27                  1.27
         Malaysia                  3.71                  3.71
         Philippines               4.76                  4.76
         Singapore                 1.14                  1.14
         Taiwan                   16.71                 16.71
         Thailand                    --                    --
         United Kingdom            1.66                  1.66
         United States               --                    --
                                 100.00%               100.00%
                                 =======               =======


Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 426-5523.

(logo) Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

     The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent. Note that the Fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

     Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

     If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

     If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to

(logo) Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

     The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

     With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

     Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

     The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

     A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

     If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, (617) 328-5000, ext. 6406.

(logo) Scudder New Asia Fund, Inc.
Stockholder Meeting Results
================================================================================

The Annual Meeting of Stockholders of Scudder New Asia Fund (the "Fund") was held on October 28, 1998, at the office of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154. At the Meeting the following matters were voted upon by the stockholders and the resulting votes are presented below.

1. To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                            Number of Votes:
                                            ----------------

      Director (Class I)         For            Withheld       Broker Non-Votes*
      --------                   ---            --------       -----------------
      Daniel Pierce           7,036,642         181,305                0
      Paul Bancroft III       7,022,740         195,208                0
      Sheryle J. Bolton       7,000,123         217,825                0

      Director (Class II)
      --------
      William H. Luers        6,979,428         238,520                0


2. To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 1998.

                               Number of Votes:
                               ----------------

         For             Against              Abstain         Broker Non-Votes*
         ---             -------              -------         -----------------

      9,145,861          598,535              555,433                 0


A Special Meeting of Stockholders (the "Meeting") of Scudder New Asia Fund (the "Fund") was held on December 17, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matter was voted upon by the stockholders and the resulting votes are presented below.

1. To approve a new Investment Advisory, Management and Administration Agreement for the Fund with Scudder Kemper Investments, Inc.

                               Number of Votes:
                               ----------------

         For             Against               Abstain         Broker Non-Votes*
         ---             -------               -------         -----------------

      6,924,969          73,183                 74,954                 0


--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

(logo) Scudder New Asia Fund, Inc.
Directors and Officers
================================================================================
DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President

PAUL BANCROFT III
    Director

SHERYLE J. BOLTON
    Director

ROBERT J. CALLANDER
    Director

WILLIAM H. GLEYSTEEN, JR.
    Honorary Director

WILLIAM H. LUERS
    Director

WILSON NOLEN
    Director

HUGH T. PATRICK
    Director

KATHRYN L. QUIRK*
    Director, Vice President and Assistant Secretary

JAMES W. MORLEY
    Honorary Director

ROBERT G. STONE, JR.
    Honorary Director

ELIZABETH J. ALLAN*
    Vice President

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

THERESA GUSMAN*
    Vice President

JUDITH A. HANNAWAY*
    Vice President

ANN M. McCREARY*
    Vice President

JOHN R. HEBBLE*
    Treasurer

THOMAS F. McDONOUGH*
    Vice President and Secretary

CAROLINE PEARSON*
    Assistant Secretary



* Scudder Kemper Investments, Inc.